NEWS RELEASE
For information contact:
Kevin B. Habicht
Chief Financial Officer
(407) 265-7348    FOR IMMEDIATE RELEASE
May 5, 2015

FIRST QUARTER 2015 OPERATING RESULTS
ANNOUNCED BY NATIONAL RETAIL PROPERTIES, INC.

Orlando, Florida, May 5, 2015 – National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust, today announced its operating results for the quarter ended March 31, 2015. Highlights include:

Operating Results:

•	Revenues and net earnings, FFO, Recurring FFO and AFFO available to common stockholders and diluted per share amounts:

	Quarter Ended
	March 31,
	2015	2014
	(in thousands, except per share data)
Revenues	$116,187	$104,064

Net earnings available to common stockholders	$45,119	$34,474
Net earnings per common share	$0.34	$0.28

FFO available to common stockholders	$70,871	$61,641
FFO per common share	$0.54	$0.51

Recurring FFO available to common stockholders	$71,027	$61,799
Recurring FFO per common share	$0.54	$0.51

AFFO available to common stockholders	$72,151	$62,719
AFFO per common share	$0.55	$0.51

•	Portfolio occupancy was 98.8% at March 31, 2015, as compared to 98.6% at December 31, 2014 and 98.2% at March 31, 2014

Investments and Dispositions for the quarter ended March 31, 2015:

•	Investments:

◦	$155.2 million in property investments, including the acquisition of 56 properties with an aggregate 782,000 square feet of gross leasable area at an initial cash yield of 7.3%

•	Dispositions:

◦	Six properties with net proceeds of $23.3 million producing $7.1 million of gains on sales, net of income tax and noncontrolling interest

Capital Transactions for the quarter ended March 31, 2015:

•	Raised $48.7 million in net proceeds from the issuance of 1,223,827 common shares

National Retail Properties announced an increase in 2015 FFO guidance from a range of $2.13 to $2.17 to a range of $2.14 to $2.17 per share before any impairment expense. The 2015 AFFO is estimated to be $2.20 to $2.23 per share. The FFO guidance equates to net earnings before any gains or losses from the sale of real estate of $1.24 to $1.27 per share, plus $0.90 per share of expected real estate depreciation, amortization and impairments. The guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Securities and Exchange Commission.

Craig Macnab, Chief Executive Officer, commented: "In the first quarter we benefited from our differentiated acquisition approach purchasing the bulk of our properties directly from sellers, with no intermediaries involved. The cash yields in these retail properties are well in excess of our cost of capital and will improve over time as the rent increases over the long duration of the leases. We are optimistic about the remainder of 2015 as our balance sheet remains very strong and we continue to find opportunities to selectively deploy capital while growing per share results."

National Retail Properties invests primarily in high-quality retail properties subject generally to long-term, net leases. As of March 31, 2015, the company owned 2,104 properties in 47 states with a gross leasable area of approximately 23.1 million square feet and with a weighted average remaining lease term of 11.5 years. For more information on the company, visit www.nnnreit.com.

Management will hold a conference call on May 5, 2015, at 10:30 a.m. ET to review these results. The call can be accessed on the National Retail Properties web site live at http://www.nnnreit.com. For those unable to listen to the live broadcast, a replay will be available on the company’s web site. In addition, a summary of any earnings guidance given on the call will be posted to the company’s web site.

Statements in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a REIT and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the SEC. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

The reported results are preliminary and not final and there can be no assurance that the results will not vary from the final information filed on Form 10-Q with the SEC for the quarter ended March 31, 2015. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

Funds From Operations, commonly referred to as FFO, is a relative non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is used by the company as follows: net earnings (computed in accordance with GAAP) plus depreciation and amortization of assets unique to the real estate industry, excluding gains (or including losses), any applicable taxes and noncontrolling interests on the disposition of certain assets, the company’s share of these items from the company’s unconsolidated partnerships and any impairment charges on a depreciable real estate asset.

FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the company’s performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The company’s computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to FFO, as defined by NAREIT, is included in the financial information accompanying this release.

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance.

The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included in the financial information accompanying this release.

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended
	March 31,
	2015	2014
Income Statement Summary

Revenues:
Rental and earned income	$112,064	$99,588
Real estate expense reimbursement from tenants	3,515	3,232
Interest and other income from real estate transactions	163	792
Interest income on commercial mortgage residual interests	445	452
	116,187	104,064

Operating expenses:
General and administrative	8,605	8,706
Real estate	4,759	4,340
Depreciation and amortization	32,141	28,012
Impairment – commercial mortgage residual interests valuation	—	158
Impairment losses	1,028	396
	46,533	41,612

Other expenses (revenues):
Interest and other income	(11)	(63)
Interest expense	21,786	20,278
Real estate acquisition costs	599	209
	22,374	20,424

Income tax benefit (expense)	(442)	93

Earnings from continuing operations	46,838	42,121

Loss from discontinued operations, net of income tax expense	—	(36)
Earnings before gain on disposition of real estate, net of income tax expense	46,838	42,085

Gain on disposition of real estate, net of income tax expense	7,200	1,756

Earnings including noncontrolling interests	54,038	43,841

Earnings attributable to noncontrolling interests:
Continuing operations	(60)	(508)

Net earnings attributable to NNN	53,978	43,333
Series D preferred stock dividends	(4,762)	(4,762)
Series E preferred stock dividends	(4,097)	(4,097)
Net earnings available to common stockholders	$45,119	$34,474

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended
	March 31,
	2015	2014

Weighted average common shares outstanding:
Basic	131,665	121,576
Diluted	132,110	121,867

Net earnings per share available to common stockholders:
Basic:
Continuing operations	$0.34	$0.28
Discontinued operations	—	—
Net earnings	$0.34	$0.28

Diluted:
Continuing operations	$0.34	$0.28
Discontinued operations	—	—
Net earnings	$0.34	$0.28

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended
	March 31,
	2015	2014
Funds From Operations (FFO) Reconciliation:
Net earnings available to common stockholders	$45,119	$34,474
Real estate depreciation and amortization	32,028	27,953
Gain on disposition of real estate, net of income tax and noncontrolling interest	(7,148)	(1,245)
Impairment losses – depreciable real estate	872	459
Total FFO adjustments	25,752	27,167
FFO available to common stockholders	$70,871	$61,641

FFO per common share:
Basic	$0.54	$0.51
Diluted	$0.54	$0.51

Recurring Funds from Operations Reconciliation:
Net earnings available to common stockholders	$45,119	$34,474
Total FFO adjustments	25,752	27,167
FFO available to common stockholders	70,871	61,641

Impairment – commercial mortgage residual interests valuation	—	158
Impairment losses – non-depreciable real estate	156	—
Total Recurring FFO adjustments	156	158
Recurring FFO available to common stockholders	$71,027	$61,799

Recurring FFO per common share:
Basic	$0.54	$0.51
Diluted	$0.54	$0.51

National Retail Properties, Inc. (in thousands, except per share data) (unaudited)

	Quarter Ended
	March 31,
	2015	2014
Adjusted Funds From Operations (AFFO) Reconciliation:
Net earnings available to common stockholders	$45,119	$34,474
Total FFO adjustments	25,752	27,167
Total Recurring FFO adjustments	156	158
Recurring FFO available to common stockholders	71,027	61,799

Straight line accrued rent	(205)	(601)
Net capital lease rent adjustment	334	328
Below market rent amortization	(1,024)	(625)
Stock based compensation expense	2,409	2,252
Capitalized interest expense	(390)	(434)
Total AFFO adjustments	1,124	920
AFFO available to common stockholders	$72,151	$62,719

AFFO per common share:
Basic	$0.55	$0.52
Diluted	$0.55	$0.51

Other Information:
Percentage rent	$185	$90
Amortization of debt costs	$709	$656
Scheduled debt principal amortization (excluding maturities)	$409	$279
Non-real estate depreciation expense	$118	$65

National Retail Properties, Inc. (in thousands) (unaudited)

	March 31, 2015	December 31, 2014
Balance Sheet Summary

Assets:
Cash and cash equivalents	$4,456	$10,604
Receivables, net of allowance	1,969	3,013
Mortgages, notes and accrued interest receivable	11,220	11,075
Real estate portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization	4,823,155	4,716,923
Accounted for using the direct financing method	16,329	16,974
Real estate held for sale	4,731	6,152
Commercial mortgage residual interests	11,132	11,626
Accrued rental income, net of allowance	25,592	25,659
Debt costs, net of accumulated amortization	15,744	16,453
Other assets	106,508	108,235
Total assets	$5,020,836	$4,926,714

Liabilities:
Line of credit payable	$41,900	$—
Mortgages payable, including unamortized premium	25,878	26,339
Notes payable, net of unamortized discount	1,715,032	1,714,715
Accrued interest payable	29,303	17,396
Other liabilities	84,892	85,172
Total liabilities	1,897,005	1,843,622

Stockholders' equity:
Preferred stockholders' equity (stated liquidation value)	575,000	575,000
Common stockholders' equity	2,548,258	2,507,515
Total stockholders' equity of NNN	3,123,258	3,082,515
Noncontrolling interests	573	577
Total equity	3,123,831	3,083,092

Total liabilities and equity	$5,020,836	$4,926,714

Common shares outstanding	133,447	132,010

Gross leasable area, Property Portfolio (square feet)	23,146	22,479

National Retail Properties, Inc. Debt Summary As of March 31, 2015 (in thousands) (unaudited)
Unsecured Debt	Principal	Principal, Net of Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$41,900	$41,900	L + 92.5 bps	1.103%	January 2019

Unsecured notes payable:
2015	150,000	149,964	6.150%	6.185%	December 2015
2017	250,000	249,718	6.875%	6.924%	October 2017
2021	300,000	297,044	5.500%	5.689%	July 2021
2022	325,000	321,114	3.800%	3.985%	October 2022
2023	350,000	347,848	3.300%	3.388%	April 2023
2024	350,000	349,344	3.900%	3.924%	June 2024
Total	1,725,000	1,715,032

Total unsecured debt	$1,766,900	$1,756,932

Mortgages Payable	Principal Balance	Interest Rate	Maturity Date
Mortgage(1)	$14,963	5.230%	July 2023
Mortgage(1)	6,109	5.750%	April 2016
Mortgage(1)	2,892	6.400%	February 2017
Mortgage	1,399	6.900%	January 2017
Mortgage(2)	515	8.680%	Sept 2016 — April 2019
	$25,878
(1) Includes unamortized premium
(2) Represents the total balance of three separate mortgage loans and their weighted average interest rate

National Retail Properties, Inc.
Property Portfolio

Top 20 Lines of Trade

		As of March 31,
	Line of Trade	2015(1)	2014(2)
1.	Convenience stores	17.7%	19.6%
2.	Restaurants – full service	9.0%	9.5%
3.	Automotive service	7.2%	7.5%
4.	Restaurants – limited service	6.9%	6.0%
5.	Theaters	5.1%	4.5%
6.	Family entertainment centers	5.1%	2.3%
7.	Automotive parts	4.6%	5.1%
8.	Health and fitness	3.8%	4.2%
9.	Sporting goods	3.7%	3.7%
10.	Banks	3.6%	4.1%
11.	Recreational vehicle dealers, parts and accessories	3.3%	3.3%
12.	Wholesale clubs	2.8%	3.1%
13.	Drug stores	2.4%	2.7%
14.	Consumer electronics	2.4%	2.7%
15.	Travel plazas	2.3%	2.0%
16.	Grocery	2.1%	1.5%
17.	Medical service providers	2.0%	1.8%
18.	Home improvement	1.9%	2.5%
19.	Home furnishings	1.8%	1.6%
20.	General merchandise	1.6%	1.6%
	Other	10.7%	10.7%
	Total	100.0%	100.0%

Top 10 States

	State	% of Total(1)		State	% of Total(1)
1.	Texas	20.4%	6.	Virgina	4.1%
2.	Florida	9.6%	7.	Indiana	4.0%
3.	North Carolina	5.4%	8.	Ohio	3.5%
4.	Illinois	5.0%	9.	Pennsylvania	3.2%
5.	Georgia	4.8%	10.	Tennessee	2.9%

(1)	Based on the annualized base rent for all leases in place as of March 31, 2015.

(2)	Based on the annualized base rent for all leases in place as of March 31, 2014.

National Retail Properties, Inc.
Property Portfolio

Top Tenants (> 2.0%)

	Properties	% of Total (1)
Energy Transfer Partners (Sunoco)	125	6.4%
Mister Car Wash	87	4.5%
Pantry	86	3.9%
7-Eleven	78	3.9%
LA Fitness	22	3.8%
SunTrust	121	3.5%
Camping World	28	3.3%
AMC Theatre	15	3.1%
Chuck E. Cheese's	53	3.0%
BJ's Wholesale Club	7	2.8%
Gander Mountain	11	2.4%
Best Buy	19	2.3%

Lease Expirations(2)

	% of Total(1)	# of Properties	Gross Leasable Area (3)		% of Total(1)	# of Properties	Gross Leasable Area (3)
2015	0.9%	24	304,000	2021	4.4%	103	1,031,000
2016	1.5%	35	539,000	2022	6.2%	96	1,158,000
2017	3.2%	53	1,086,000	2023	3.0%	57	952,000
2018	6.7%	184	1,650,000	2024	2.8%	50	771,000
2019	3.7%	81	1,089,000	2025	5.5%	125	955,000
2020	4.3%	129	1,495,000	Thereafter	57.8%	1,135	11,642,000

(1)	Based on the annual base rent of $450,807,000, which is the annualized base rent for all leases in place as of March 31, 2015.

(2)	As of March 31, 2015, the weighted average remaining lease term is 11.5 years.

(3)	Square feet.